UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 23, 2007
STERLING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard Lancaster, PA	17601-4133

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (717) 581-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 23, 2007, Sterling Financial Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Current Report on Form 8-K, pursuant to Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this Item 2.02 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 7.01.	Regulation FD Disclosure.
On January 23, 2007, the Board of Directors of Sterling Financial Corporation set the date, time and location for the 2007 Annual Meeting of Shareholders. The meeting will be held on Tuesday, May 8, 2007 at 9:00 a.m. prevailing time, at the Lancaster Host Resort & Conference Center, 2300 Lincoln Highway East, Lancaster, PA 17602. The Board of Directors set the close of business on February 28, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:
99.1	Sterling Financial Corporation earnings press release dated January 23, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: January 23, 2007	By:	/s/ J. Roger Moyer, Jr.
J. Roger Moyer, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original
99.1	Sterling Financial Corporation earnings press release dated January 23, 2007	5

4